SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549

                                -------

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES AND EXCHANGE ACT OF 1934


                            August 4, 1999
           Date of Report (Date of earliest event reported)


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                 HEALTH CARE PROPERTY INVESTORS, INC.
        (Exact name of registrant as specified in its charter)
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         Maryland                        1-8895                33-0091377
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation of organization)             Number)           Identification No.)


   4675 MacArthur Court, Suite 900
      Newport Beach, California                                    92660
(Address of principal executive offices)                        (Zip Code)



                            (949) 221-0600
         (Registrant's telephone number, including area code)


                                  N/A
     (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     On August 4, 1999, we announced that we had signed an agreement for us to merge with American Health Properties, Inc., in a tax-free, stock-for-stock merger.

     In the merger, each share of American Health Properties common stock will
be converted into 0.78 share of our common stock.   Also in the merger,
each share of American Health Properties series B preferred stock will be exchanged for one share of our series C preferred stock, having substantially the same rights and preferences as the American Health Properties series B preferred stock. The 7.05% Unsecured Senior Notes Payable, due January 15, 2002 and the 7.50% Unsecured Senior Notes Payable, due January 15, 2007 of
American Health Properties will be assumed by us in the merger and remain outstanding.

     The merger is expected to close in the fourth quarter of 1999 and be accretive to funds from operations per share in the first year following the closing. The transaction is subject to approval by American Health Properties common stockholders and by our common stockholders, regulatory approvals, including registration of the shares of Health Care Property Investors common stock to be issued in the merger, and customary closing conditions. The merger agreement also includes customary non-solicitation, termination fee and expense reimbursement provisions.

     Attached and incorporated herein by reference in their entirety as Exhibits 2.1, and 99.1, respectively, are copies of (1) the Merger Agreement, and (2) a press release of Health Care Property Investors and American Health Properties announcing the signing of a definitive agreement to merge the two companies.

Item 7(c).  Exhibits

2.1 Agreement and Plan of Merger dated as of August 4, 1999, between Health Care Property Investors, Inc. and American Health
     Properties, Inc.

99.1 Press release dated August 4, 1999, announcing the signing of an agreement to merge American Health Properties, Inc. with and into Health Care Property Investors, Inc.



                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Health Care Property Investors, Inc.

                             Date:  August 6, 1999
                             By:   /s/ Kenneth B.Roath
                                  ---------------------------
                              Name:  Kenneth B. Roath
                              Title: Chairman, President and
                                     Chief Executive Officer
EXHIBIT INDEX

   2.1 Agreement and Plan of Merger dated as of August 4, 1999, between Health Care Property Investors, Inc. and American
        Health Properties, Inc.

   99.1 Press release dated August 4, 1999, announcing the signing of an agreement to merge American Health Properties, Inc. with and into Health Care Property Investors, Inc.